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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 5, 2000


                                   AETNA INC.
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             (Exact Name of Registrant as Specified in its Charter)



    Connecticut                  1-11913                    02-0488491
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   (State or Other              (Commission               (IRS Employer
   Jurisdiction of              File Number)         Identification No.)
    Incorporation)




         151 Farmington Avenue
         Hartford, Connecticut                            06156
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(Address of Principal Executive Offices)               (Zip Code)




                                 (860) 273-0123
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              (Registrant's telephone number, including area code)




                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  Other Events.

     On September 5, 2000, Aetna Inc. issued a press release announcing that:

(a) Effective September 15, 2000 John W. Rowe, M.D., has been named President and Chief Executive Officer of Aetna U.S. Healthcare Inc. and a member of the Aetna U.S. Healthcare Inc. and Aetna Inc. boards of directors; and

(b) Upon completion of the previously announced spin-off of Aetna Inc.'s health business and sale of its financial services and international businesses to ING Groep N.V., Dr. Rowe will become President and Chief Executive Officer of the post-spin-off health care company, which will be renamed Aetna Inc., and Aetna Inc. Chairman and Chief Executive Officer William H. Donaldson will continue as Chairman of the post-spin-off health care company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AETNA INC.



Date: September 6, 2000             By: /s/ Alan M. Bennett
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                                       Name: Alan M. Bennett
                                       Title: Vice President and
                                              Corporate Controller